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                                                                    EXHIBIT 99.5





                             EAGLE ROCK APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996





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                          Independent Auditors' Report



To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of Eagle Rock Apartments for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Eagle Rock Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                            Farmer, Fuqua, Hunt & Munselle, P.C.



Dallas, Texas
September 4, 1997





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                             EAGLE ROCK APARTMENTS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996



REVENUES
         Net rental revenues                      $       625,976
         Other revenues                                    16,990
                                                  ---------------

         Total revenues                                   642,966

DIRECT OPERATING EXPENSES
         Repairs and maintenance                          261,493
         Utilities                                        115,082
         Salaries                                          89,532
     Property taxes                                        59,750
         Insurance                                         17,867
                                                  ---------------

         Total direct operating expenses                  543,724
                                                  ---------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES   $        99,242
                                                  ===============





         The accompanying notes are an integral part of this statement.





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                             EAGLE ROCK APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1996


NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Eagle Rock Apartments is a 99-unit apartment complex located in Los Angeles, California. During 1996, the property was owned by Eagle Rock Corporation.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, significant non-recurring repairs expense and related insurance reimbursements or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  OTHER REVENUES

         Other revenues consist of the following:

               Damage fees, late charges and application fees     $     8,662
               Laundry and vending income                               6,610
               Miscellaneous                                            1,718
                                                                      -------
                                                                  $    16,990
                                                                      =======

NOTE 4:  SUBSEQUENT EVENT

         The property was sold to Continental Mortgage and Equity Trust, a California business trust, on August 18, 1997.





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